CSD	Exchange Traded Funds	|	12.29.2016
Guggenheim ETFs Summary Prospectus

NYSE ARCA, Inc. Ticker Symbol	Fund Name
CSD	Guggenheim S&P Spin-Off ETF

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at guggenheiminvestments.com. You can also get this information at no cost by calling 800.820.0888 or by sending an e-mail request to etfinfo@guggenheiminvestments.com. The Fund’s prospectus and statement of additional information, each dated December 29, 2016, are incorporated by reference into (and are considered part of) this Summary Prospectus.

ETF-SUMPRO-CSD	guggenheiminvestments.com

Guggenheim S&P Spin-Off ETF (CSD)*

INVESTMENT OBJECTIVE

The Guggenheim S&P Spin-Off ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the S&P U.S. Spin-Off Index (the "Spin-Off Index" or the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors purchasing Shares in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.71%
Fee Waiver and/or Expense Reimbursements[1]	-0.06%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	0.65%

[1]
Guggenheim Funds Investment Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), has contractually agreed through December 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to limit the operating expenses (excluding interest expenses, a portion of the Fund’s licensing fees, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) ("Operating Expenses") of the Fund to 0.60% of average daily net assets of the Fund. The agreement will expire when it reaches its termination or when the Investment Adviser ceases to serve as such. To the extent that the Fund incurs expenses that are excluded from this limitation, the Fund's expense ratio will increase.

*Prior to May 20, 2016, the Fund's name was "Guggenheim Spin-Off ETF."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example does not take into account brokerage commissions that you may pay when purchasing or selling Shares.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$262	$488	$1,138

The above Example reflects applicable contractual expense reimbursement arrangements for the current duration of the arrangement only.

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PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 116% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, using a “passive” or “indexing” investment approach, seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of the Spin-Off Index. The Index is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P United States BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion. S&P Dow Jones Indices LLC (“S&P” or the “Index Provider”) defines a spin-off company as any company resulting from one of the following events:

•	Spin-off. The spin-off distribution of shares of a subsidiary company by its parent company to parent company shareholders.

•	Carve-out. The sale by a parent company of a percentage of the equity of a subsidiary to public shareholders.

•
Split-off. The distribution of shares of a subsidiary company by its parent company to parent company shareholders that elect to redeem their shares in the parent company in return for shares of the subsidiary company.

As of November 30, 2016, the Index was comprised of approximately 64 securities. The Fund will invest at least 90% of its total assets in securities that comprise the Index. The Fund has adopted a policy that requires the Fund to provide shareholders with at least 60 days notice prior to any material change in this policy or to the Index. The Board may change the Fund’s investment strategy and other policies without shareholder approval, except as otherwise indicated.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Index in proportions expected by the Investment Adviser to replicate generally the performance of the Index as a whole. There may also be instances when the Investment Adviser may choose to overweight another security in the Index or purchase (or sell) securities not in the Index, which the Investment Adviser believes are appropriate to substitute for one or more Index components in seeking to accurately track the Index, such as: (i) regulatory requirements possibly affecting the Fund’s ability to hold a security in the Index, (ii) liquidity concerns possibly affecting the Fund’s ability to purchase or sell a security in the Index. In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index or purchase securities that are not yet represented in the Index in anticipation of their removal from or addition to the Index pursuant to scheduled reconstitutions and rebalancings of the Index. The Fund will concentrate its investments (i.e., invest 25% or more of its assets) in securities issued by companies whose principal business activities are in the same industry or group of industries to the extent the Index is so concentrated. As of August 31, 2016, the consumer staples sector represented a substantial portion of the Index.

PRINCIPAL RISKS
Investors should consider the principal risks associated with investing in the Fund, which are summarized below. The value of an investment in the Fund will fluctuate and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Asset Class Risk—The securities in the Fund’s portfolio may underperform the returns of other securities or indices that track other industries, markets, asset classes or sectors.

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Concentration Risk—If the Index concentrates in an industry or group of industries, the Fund’s investments will be concentrated accordingly. In such event, the value of the Fund’s Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.

Consumer Staples Sector Risk—Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. In addition, companies in the consumer staples sector may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The Fund may be adversely affected by events or developments negatively impacting the consumer staples sector or issuers within the consumer staples sector.

Equity Securities Risk—The prices of equity securities generally fluctuate in value more than fixed-income investments, may rise or fall rapidly or unpredictably and may reflect real or perceived changes in the issuing company’s financial condition and changes in the overall market or economy. A decline in the value of equity securities held by the Fund will adversely affect the value of your investment in the Fund. Common stocks generally represent the riskiest investment in a company and dividend payments (if declared) to preferred stockholders generally rank junior to payments due to a company's debtholders. The Fund may lose a substantial part, or even all, of its investment in a company’s stock.

Issuer-Specific Changes Risk—The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Large-Capitalization Securities Risk—The Fund is subject to the risk that large-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and may not be able to attain the high growth rate of smaller companies, especially during extended periods of economic expansion.

Market Price Risk—Shares are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and are bought and sold in the secondary market at market prices. The market prices of Shares may fluctuate continuously during trading hours, in some cases materially, in response to changes in the NAV and supply and demand for Shares, among other factors. Although it is expected that the market price of Shares typically will remain closely correlated to the NAV, the market price will generally differ from the NAV because of timing reasons, supply and demand imbalances and other factors. As a result, the trading prices of Shares may deviate significantly from NAV during certain periods, especially those of market volatility. The Investment Adviser cannot predict whether Shares will trade above (premium), below (discount) or at their NAV. Thus, an investor may pay more than NAV when buying Shares in the secondary market and receive less than NAV when selling Shares in the secondary market.

Market Risk—The value of, or income generated by, the securities held by the Fund may fluctuate rapidly and unpredictably as a result of factors affecting individual companies or changing economic, political, social or financial market conditions throughout the world. The performance of these investments may underperform the general securities markets or other types of securities.

Micro-Capitalization Securities Risk—Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Correlation Risk—The Fund’s return may not match the return of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. In addition, the performance of the Fund and the Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies.

Non-Diversification Risk—The Fund is considered non-diversified because it may invest a large portion of its assets in a small number of issuers. As a result, the Fund is more susceptible to risks associated with those issuers and the Fund may experience greater losses and volatility than a more diversified portfolio.

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Passive Management Risk—Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted on its obligations under the security, or whose credit rating was downgraded, unless that security is removed from the Index. In addition, the Fund will not otherwise take defensive positions in declining markets unless such positions are reflected in the Index.

Portfolio Turnover Risk—The Fund may engage in active and frequent trading of its portfolio securities to reflect the semi-annual rebalancing of the Index. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs and may result in higher taxes when Shares are held in a taxable account.

Regulatory and Legal Risk—U.S. and non-U.S. governmental agencies and other regulators may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation applying to the Fund. These may impact the investment strategies, performance, costs and operations of the Fund.

Small- and Mid-Capitalization Securities Risk—The Fund is subject to the risk that small- and mid-capitalization securities may underperform other segments of the equity market or the equity market as a whole. Securities of small- and mid-capitalization companies may be more speculative, volatile and less liquid than securities of large companies. Small- and mid-capitalization companies tend to have inexperienced management as well as limited product and market diversification and financial resources, and may be more vulnerable to adverse developments than large capitalization companies.

PERFORMANCE INFORMATION
The Following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and average annual returns for one and five year and since inception periods compared to those of the Index and broad measures of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at guggenheiminvestments.com.

Effective May 20, 2016, changes were made to the Fund's investment objective. Prior to May 20, 2016, the Fund sought investment results that corresponded generally to the performance, before the Fund's fees and expenses, of the Beacon Spin-Off Index. Thus, performance prior to that date reflects the Fund's prior investment objective.

Calendar Year Total Returns as of 12/31

The Fund’s year-to-date total return was 11.52% as of September 30, 2016.

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Highest Quarter Return Q2 2009 26.85%	Lowest Quarter Return Q4 2008 -33.42%

Average Annual Total Returns (for the Periods Ended December 31, 2015)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	1 year	5 years	Since Inception(12/15/2006)
Returns Before Taxes	-12.05%	12.38%	6.16%
Returns After Taxes on Distributions	-13.02%	11.79%	5.64%
Returns After Taxes on Distributions and Sale of Fund Shares	-6.82%	9.59%	4.65%
Beacon Spin-Off Index (reflects no deduction for fees, expenses or taxes)	-11.74%	13.18%	6.88%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	-2.44%	11.44%	7.06%
Standard & Poor’s 500® Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.31%

MANAGEMENT OF THE FUND
Guggenheim Funds Investment Advisors, LLC serves as the investment adviser of the Fund. The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Michael P. Byrum, CFA, Senior Managing Director and Portfolio Manager, James R. King, CFA, Managing Director and Portfolio Manager, and Adrian Bachman, CFA, Vice President and Portfolio Manager.  Messrs. Byrum and King have managed the Fund’s portfolio since December 2013. Mr. Bachman has managed the Fund's portfolio since December 2014.

PURCHASE AND SALE OF FUND SHARES
The Fund will issue and redeem Shares at NAV only in a large specified number of Shares called a “Creation Unit” or multiples thereof with certain large institutional investors. A Creation Unit consists of 50,000 Shares. Creation Unit transactions are principally conducted in exchange for the deposit or delivery of securities specified by the Fund. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund. Individual Shares of the Fund may only be purchased and sold in secondary market transactions through brokers and may not be purchased or redeemed directly with the Fund. Shares of the Fund are listed for trading on NYSE Arca and, because Shares trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than (premium) or less than (discount) NAV.

TAX INFORMATION
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares of the Fund through a broker-dealer or other financial intermediary, the Investment Adviser or other related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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227 West Monroe Street Chicago, Illinois 60606 800.820.0888 guggenheiminvestments.com